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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 13, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


            Ohio                          1-8519                31-1056105
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                    45202
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                               CINCINNATI BELL INC.


ITEM 5.   OTHER EVENT.

Cincinnati Bell Inc. (NYSE: CBB) issued a Press Release on June 13, 2003 announcing that it amended the Asset Purchase Agreement to sell the assets of its broadband business, Broadwing Communications Services Inc., including the Broadwing name, to privately held C III Communications, LLC. A copy of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CINCINNATI BELL INC.


                               By:      /s/ Jeffrey C. Smith
                                    -----------------------------------------
                                        Jeffrey C. Smith
                                        Chief Human Resources Officer, General
                                        Counsel and Corporate Secretary



Date:  June 13, 2003


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                                  EXHIBIT INDEX


Exhibit No.                        Exhibit                     Page No.
-----------                        -------                     --------

   99.1             Press Release of the Company dated
                    June 13, 2003